UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 25, 2012

EQUITY RESIDENTIAL
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252		13-3675988
(State or Other Jurisdiction	(Commission		(I.R.S. Employer
of Incorporation or Organization)	File Number)		Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2012, Equity Residential issued a press release announcing its results of operations and financial condition as of June 30, 2012 and for the six months and quarter then ended.  The press release is furnished as Exhibit 99.1.  The information contained in this Item 2.02 on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Residential under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

Selected financial results and related information of Equity Residential for the six months and quarter ended June 30, 2012 is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Exhibit

99.1	Press Release dated July 25, 2012, announcing the results of operations and financial condition of Equity Residential as of June 30, 2012 and for the six months and quarter then ended.

99.2	Selected financial results and related information of Equity Residential for the six months and quarter ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: July 25, 2012	By:	/s/ Ian S. Kaufman

	Name:	Ian S. Kaufman

	Its:	Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release dated July 25, 2012, announcing the results of operations and financial condition of Equity Residential as of June 30, 2012 and for the six months and quarter then ended.

99.2	Selected financial results and related information of Equity Residential for the six months and quarter ended June 30, 2012.